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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): OCTOBER 9, 1996


                             TRIMARK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                       0-18613                         95-4272695
                   (Commission File                (I.R.S. Employer
                       Number)                   Identification Number)


                       2644 30TH STREET
                   SANTA MONICA, CALIFORNIA                  90405
           (Address of principal executive offices)        (Zip Code)



                                 (310) 314-2000
              (Registrant's telephone number, including area code)

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                             Exhibit Index:  Page 4

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ITEM 5.  OTHER EVENTS

On October 9, 1996, Trimark Holdings, Inc. (the "Registrant") announced that it has entered into a commitment with The Chase Manhattan Bank to agent and arrange a $75 million syndicated revolving credit agreement. The credit facility will replace the Registrant's existing $25 million revolving credit facility. A copy of the press release issued by the Registrant in connection with this matter is filed with this report as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a.  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Not applicable.


b.  PRO FORMA FINANCIAL INFORMATION

Not applicable.


c.  EXHIBITS

Exhibit 99.1 - The press release issued by the Registrant on October 9, 1996 announcing the commitment with The Chase Manhattan Bank is filed as Exhibit 99.1 to this report and incorporated in this report by reference for all purposes.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TRIMARK HOLDINGS, INC.
                                   ---------------------------
                                         (Registrant)





Date: October 21, 1996            /s/James E. Keegan
                                 --------------------------------
                                 James E. Keegan
                                 Senior Vice President - Finance
                                 and Chief Financial Officer

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                                INDEX TO EXHIBITS


Exhibit No.             Description               Method of Filing
-----------   -------------------------------     ----------------
  99.1        Press release of the Registrant      Filed herewith
              dated October 9, 1996.               electronically

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